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                                                                     EXHIBIT 4.3

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     -----NUMBER-----        [LOGO OF SUPERIOR        -----SHARES-----
                               FINANCIAL CORP.
    SFC                         APPEARS HERE]

     COMMON STOCK
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                       CUSIP 868161 10 0

                                                         SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS


THIS CERTIFIES THAT


IS THE OWNER OF


 FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                           SUPERIOR FINANCIAL CORP.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated
                              [CORPORATE SEAL OF
                           SUPERIOR FINANCIAL CORP.
                                 APPEARS HERE]

        /s/ Rick D. Gardner                         /s/ C. Stanley Bailey

            Treasurer                                   Chairman and Chief
                                                        Executive Officer


Countersigned and Registered:

               CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                           (Jersey City, NJ)
                                                Transfer Agent
                                                and Registrar

By

                                                Authorized Officer

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                                                     SUPERIOR FINANCIAL CORP.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A STATEMENT OF THE POWERS, DESIGNATIONS,
PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE
QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST SHALL BE MADE IN WRITING AND MAY BE MADE
TO THE CORPORATION OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM- as tenants in common                  UNIF GIFT MIN ACT-________________ Custodian__________________
     TEN ENT- as tenants by the entireties                                (Cust)                     (Minor)
      JT TEN- as joint tenants with
              right of survivorship and                              under Uniform Gifts to Minors
              not as tenants in common
                                                           Act____________________________________________________
                                                                                  (State)

                              Additional abbreviations may also be used though not in the above list.

     For Value Received, ____________________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------------

__________________________________________________________________________________________________________________
                (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

__________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________

___________________________________________________________________________________________________________ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________


                                 _________________________________________________________________________________
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
                                         UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                                         ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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